                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             ESCALON MEDICAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

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        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

[ESCALON(R) LOGO]                                                       Escalon Medical Corp.
                                                          575 East Swedesford Road, Suite 100
                                                                              Wayne, PA 19087
                                                         Tel.610-688-6830 - Fax. 610-688-3641

--------------------------------------------------------------------------------

                 NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 1, 2004

To the Shareholders of Escalon Medical Corp.:

     The annual meeting of shareholders of Escalon Medical Corp. will be held at 9:00 a.m., local time, on December 1, 2004, at the offices of Duane Morris LLP, One Liberty Place, 1650 Market Street, 42nd Floor, Philadelphia, Pennsylvania at 9:00 a.m., local time. At our annual meeting, our shareholders will act on the following matters:

     1. Election of two Class II directors, each for a term of three years and until their respective successors have been elected;

     2. To consider a proposal to approve the Escalon Medical Corp. 2004 Equity Incentive Plan; and

     3. Any other matters that properly come before our annual meeting.

     All shareholders of record as of the close of business on September 30, 2004 are entitled to vote at our annual meeting.

     Our 2004 Annual Report is being mailed to shareholders together with this Notice.

     It is important that your shares be voted at our annual meeting. Please complete, sign and return the enclosed proxy card in the envelope provided whether or not you expect to attend our annual meeting in person.

                                          By Order of the Board of Directors,

                                          (-s- Richard J. DePiano)
                                          Richard J. DePiano
                                          Chairman and Chief Executive Officer

October 26, 2004
Wayne, Pennsylvania

                             ESCALON MEDICAL CORP.

                                PROXY STATEMENT

     This proxy statement contains information relating to the annual meeting of shareholders of Escalon Medical Corp. to be held on December 1, 2004, at the offices of Duane Morris LLP, One Liberty Place, 1650 Market Street, 42nd Floor, Philadelphia, Pennsylvania at 9:00 a.m., local time, and at any adjournment, postponement or continuation of the annual meeting. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about October 26, 2004. Unless the context indicates otherwise, all references in this proxy statement to "we," "us," "our" "Escalon" or the "Company" mean Escalon Medical Corp. and its subsidiaries.

                                    CONTENTS

                                                               PAGE
                                                               ----
ABOUT OUR ANNUAL MEETING....................................     1
  What is the purpose of our annual meeting?................     1
VOTING......................................................     1
  Who is entitled to vote at our meeting?...................     1
  What are the voting rights of our shareholders?...........     1
  Who can attend our annual meeting?........................     1
  What constitutes a quorum?................................     1
  How do I vote?............................................     1
  May I change my vote after I return my proxy card?........     1
  What are our Board's recommendations?.....................     2
  What vote is required to approve each matter?.............     2
  Who will pay the costs of soliciting proxies on behalf of
     our Board of Directors?................................     2
STOCK OWNERSHIP.............................................     3
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....     3
ELECTION OF DIRECTORS.......................................     3
ITEM 1 -- ELECTION OF CLASS II DIRECTORS....................     3
INTRODUCTION................................................     3
  Governance and Nominating Procedures......................     4
  Actions Taken By Our Governance and Nominating
     Committee..............................................     4
  Candidates for Election...................................     4
  Directors Continuing in Office............................     5
CORPORATE GOVERNANCE........................................     6
  Our Board of Directors and Its Committees.................     6
  Director -- Shareholder Communication.....................     7
COMPENSATION OF DIRECTORS...................................     7
EXECUTIVE OFFICERS OF THE COMPANY...........................     8
EXECUTIVE COMPENSATION......................................     8
  Summary Compensation Table................................     8
  Options Grants in Last Fiscal Year........................     9
  Options Exercised in the Last Fiscal Year & Values For
     Fiscal Year 2004.......................................     9
  Employment Agreement......................................     9

                                                               PAGE
                                                               ----
AUDIT AND NON-AUDIT FEES....................................     9
  Report of the Audit Committee.............................    10
ITEM 2 -- ADOPTION OF THE ESCALON MEDICAL CORP. 2004 EQUITY
  INCENTIVE PLAN............................................    11
  Introduction..............................................    11
  Shares Available for Issuance.............................    11
  Administration and Eligibility............................    12
  Awards....................................................    12
  Amendment of the 2004 Plan................................    13
  Termination of the 2004 Plan..............................    13
  Committee's Right to Modify Awards........................    13
  Acceleration of Vesting or Lapsing of Restrictions........    14
  Adjustments...............................................    14
  Substitution and Assumption of Awards.....................    14
  Reusage...................................................    14
  Federal Income Tax Consequences...........................    15
  Million Dollar Deduction Limit............................    16
  Miscellaneous.............................................    16
  Approval by Shareholders..................................    16
  Recommendation of the Board...............................    16
EQUITY COMPENSATION PLAN INFORMATION........................    16
SHAREHOLDER PROPOSALS.......................................    16
OTHER MATTERS...............................................    17

APPENDICES:
A - AUDIT COMMITTEE CHARTER.................................   A-1
B - GOVERNANCE AND NOMINATING COMMITTEE CHARTER.............   B-1
C - COMPENSATION COMMITTEE CHARTER..........................   C-1

                            ABOUT OUR ANNUAL MEETING

WHAT IS THE PURPOSE OF OUR ANNUAL MEETING?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of two Class II directors and the approval of Escalon Medical Corp. 2004 Equity Incentive Plan (the "2004 Plan"). In addition, our management will report on our performance during 2004 and respond to appropriate questions from shareholders.

                                     VOTING

WHO IS ENTITLED TO VOTE AT OUR MEETING?

     Holders of common stock of record at the close of business on the record date, September 30, 2004, are entitled to receive notice of and to vote at our annual meeting, and any adjournment, postponement or continuation of our annual meeting.

WHAT ARE THE VOTING RIGHTS OF OUR SHAREHOLDERS?

     As of the record date, 5,915,008 shares of common stock were outstanding, each of which is entitled to one vote with respect to each matter to be voted on at our annual meeting.

WHO CAN ATTEND OUR ANNUAL MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend our annual meeting. Even if you currently plan to attend our annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend our annual meeting.

     If you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at our annual meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at our annual meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at our annual meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at our annual meeting.

HOW DO I VOTE?

     If you or your duly authorized attorney-in-fact complete, properly sign and return the accompanying proxy card to us, it will be voted as you direct. If you are a registered shareholder and attend our annual meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at our annual meeting will need to obtain a signed proxy from the institution that holds their shares.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend our annual meeting in person and request that your proxy be revoked, although attendance at our annual meeting will not by itself revoke a previously granted proxy.

WHAT ARE OUR BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote:

     - FOR election of the nominated Class II directors (see pages 3 through 6), and

     - FOR the approval of the 2004 Plan (see pages 11 through 16).

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER?

     Election of Class II Directors. The two persons receiving the highest number of "FOR" votes cast by the holders of our common stock for election as Class II directors will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although the proxy will be counted for purposes of determining whether a quorum is present. Abstentions and shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of or persons otherwise entitled to vote the shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will not be taken into account in determining the outcome of the election. We do not permit cumulative voting in the election of directors.

     Approval of the 2004 Plan. The affirmative vote of a majority of the votes cast on the proposal will be required to approve the 2004 Plan. Abstentions and broker non-votes do not constitute votes cast and therefore will not effect the outcome of the vote.

     Other Matters. The affirmative vote of a majority of the votes cast by the holders of our common stock on the proposal will be required to approve any other matters that properly come before our annual meeting. Abstentions and broker non-votes do not constitute votes cast and therefore will not effect the outcome of the vote.

     If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board, i.e., FOR the election of our nominees for Class II directors and FOR the approval of the 2004 Plan.

WHO WILL PAY THE COSTS OF SOLICITING PROXIES ON BEHALF OF OUR BOARD OF
DIRECTORS?

     We are making this solicitation and will pay the cost of soliciting proxies on behalf of our Board of Directors, including expenses of preparing and mailing this proxy statement. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person or by telephone or telegram by our regular officers and employees, none of whom will receive special compensation for such services. Upon request, we will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

                                STOCK OWNERSHIP

     The following table shows the amount and percentage of our outstanding common stock beneficially owned by each director, each nominee for director, each executive officer named in the Summary Compensation Table and all of our executive officers and directors as a group as of September 30, 2004. We do not believe that any one person or group beneficially owns more than 5% of our outstanding common stock.

                           BENEFICIAL OWNERSHIP TABLE

                                                                         AMOUNT
                                                                           OF
                                              AMOUNT OF                BENEFICIAL     AMOUNT
                                              BENEFICIAL               OWNERSHIP        OF
                                             OWNERSHIP OF              OF SHARES    AGGREGATE    AGGREGATE
NAME AND ADDRESS                             OUTSTANDING    PERCENT    UNDERLYING   BENEFICIAL    PERCENT
OF BENEFICIAL OWNER                           SHARES(1)     OF CLASS    OPTIONS     OWNERSHIP    OF CLASS
-------------------                          ------------   --------   ----------   ----------   ---------
Richard J. DePiano.........................     31,778        0.6%      262,522      294,300        4.2%
Harry M. Rimmer............................      3,000        0.1%       42,583       45,583        0.7%
Jay L. Federman, M.D. .....................     12,072        0.2%       25,000       37,072        0.4%
Jeffrey F. O'Donnell.......................         --        0.0%       30,000       30,000        0.5%
William L.G. Kwan..........................         --        0.0%       30,000       30,000        0.5%
Anthony J. Coppola.........................         --        0.0%        5,000        5,000          *
Lisa A. Napolitano.........................         --        0.0%        2,000        2,000          *
All directors and executive officers as a
  group (7 persons)........................     46,850        1.0%      397,105      443,955        6.3%

---------------

 * Less than .1%

(1) Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part with the person's spouse, or individually by his or her spouse.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that our officers and directors, as well as persons who own 10% or more of a class of our equity securities, file reports of their ownership of our securities, as well as statements of changes in such ownership, with us and the Securities and Exchange Commission (the "SEC"). Based upon written representations received by us from our officers, directors and 10% or greater shareholders, and our review of the statements of beneficial ownership changes filed with us by our officers, directors and 10% or greater shareholders during 2004, the following officers and directors filed a late report on Form 4 relating to annual stock awards received in August 2004 due to an administrative oversight by the Company: Anthony J. Coppola, Richard J. DePiano, Jay L. Federman, M.D., William L.G. Kwan, Lisa A. Napolitano, Jeffrey F. O'Donnell and Harry M. Rimmer.

                             ELECTION OF DIRECTORS

                    ITEM 1 - ELECTION OF CLASS II DIRECTORS

INTRODUCTION

     The election of our directors by our shareholders is governed by the Pennsylvania Business Corporation Law and our Bylaws. The following discussion summarizes these provisions and describes the process our Governance and Nominating Committee will follow in connection with the nomination of candidates for election as directors by the holders of our common stock.

GOVERNANCE AND NOMINATING PROCEDURES

     Our Governance and Nominating Committee is responsible for recommending to the Board of Directors candidates to stand for election to the Board of Directors at the annual meeting. Our Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the advance notice procedures in Section 2.3 of our Bylaws. These procedures are described under "Shareholder Proposals" in this proxy statement. The Governance and Nominating Committee may also consider director candidates proposed by our management. We have not utilized third-party executive search firms to identify candidates for director.

     With the exception of applicable rules of the SEC and the Nasdaq Stock Market(SM) ("Nasdaq"), our Governance and Nominating Committee does not have any specific, minimum qualifications for candidates for election to our Board of Directors, and our Governance and Nominating Committee may take into account such factors as it deems appropriate. Our Governance and Nominating Committee examines the specific attributes of candidates for election to our Board of Directors and also considers the judgment, skill, diversity, business experience, the interplay of the candidate's experience with the experience of the other members of our Board of Directors and the extent to which the candidate would contribute to the overall effectiveness of our Board of Directors.

     Our Governance and Nominating Committee will utilize the following process in identifying and evaluating candidates for election as members of our Board of
Directors:

     - Evaluation of the performance and qualifications of the members of our Board of Directors whose term of office will expire at the forthcoming annual meeting of shareholders and determination of whether they should be nominated for re-election.

     - Consideration of the suitability of the candidates for election, including incumbent directors.

     - Review of the qualifications of any candidates proposed by shareholders in accordance with our Bylaws, candidates proposed by management and candidates proposed by individual members of our Board of Directors.

     - After such review and consideration, our Governance and Nominating Committee meets and proposes to the Board of Directors a slate of candidates for election at the forthcoming annual meeting of shareholders.

ACTIONS TAKEN BY OUR GOVERNANCE AND NOMINATING COMMITTEE

     Our Governance and Nominating Committee did not meet this year, and our entire Board of Directors performed the functions of the Governance and Nominating Committee. The Board of Directors met on August 17, 2004 for the purpose of nominating candidates for election as directors by our shareholders at our 2004 annual meeting of shareholders, and nominated the persons described below. On August 17, 2004, our Board of Directors approved the persons named below.

CANDIDATES FOR ELECTION

     Our Board of Directors currently consists of six members, four of whom are considered independent for purposes of the applicable Nasdaq rules. The current independent directors are Anthony J. Coppola, Jay L. Federman M.D., Lisa A. Napolitano and William L. G. Kwan. Each director is elected for a three-year term and until his successor has been duly elected. The current three-year terms of our directors expire in the years 2004, 2005 and 2006, respectively.

     Two Class II directors are to be elected at our annual meeting. Unless otherwise instructed, the proxies solicited by our Board of Directors will be voted for the election of the nominees named below. The two Class II nominees are currently directors.

     If any of the nominees becomes unavailable for any reason, the proxies intend to vote for a substitute nominee designated by our Board of Directors. Our Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on our Board of Directors for any reason may be filled by a majority of our directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

     The names of the nominees for Class II directors and the Class I directors and Class III directors who will continue in office after our annual meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:

NOMINEES FOR
CLASS II DIRECTORS
------------------        DIRECTOR    YEAR TERM            PRINCIPAL OCCUPATIONS DURING PAST FIVE
NAME OF DIRECTOR           SINCE     WILL EXPIRE   AGE         YEARS AND CERTAIN DIRECTORSHIPS
----------------          --------   -----------   ---     --------------------------------------
Lisa A. Napolitano......    2003        2007*      41    Tax Manager, Global Tax Management, Inc., a
                                                         provider of compliance support services for
                                                         both federal and state taxes, since 1998.
Jeffrey F. O'Donnell....    1999        2007*      43    Mr. O'Donnell joined PhotoMedex in 1999 as
                                                         President and CEO and has served as a
                                                         member of the Board of Directors since that
                                                         date. Prior to PhotoMedex, he joined
                                                         Radiance Medical Systems (originally
                                                         Cardiovascular Dynamics) as VP of Sales and
                                                         Marketing from 1995 to 1997 and then from
                                                         1997 to 1999 served as its President and
                                                         CEO and subsequently assumed a role as
                                                         non-executive chairman of the board.
                                                         Previously, from 1994 to 1995 Mr. O'Donnell
                                                         held the position of President and CEO of
                                                         Kensey Nash Corporation. Additionally, he
                                                         has held several senior sales and marketing
                                                         management positions at Boston Scientific,
                                                         Guidant and Johnson & Johnson Orthopedic.
                                                         In addition to sitting on the Board of
                                                         Directors for PhotoMedex, Mr. O'Donnell is
                                                         currently an outside Board Member of
                                                         Endologix, Inc., Cardiac Science, Inc. and
                                                         Replication Medical, Inc.

---------------

* If elected at the Annual Meeting.

DIRECTORS CONTINUING IN OFFICE

NAME OF DIRECTOR        DIRECTOR    YEAR TERM             PRINCIPAL OCCUPATIONS DURING PAST FIVE
CLASS III                SINCE     WILL EXPIRE   AGE         YEARS AND CERTAIN DIRECTORSHIPS
----------------        --------   -----------   ---      --------------------------------------
Richard J. DePiano....    1996        2005       63    Chairman and CEO of Escalon Medical Corp.
                                                       since March 1997. CEO of the Sandhurst
                                                       Company, L.P. and Managing Director of the
                                                       Sandhurst Venture Fund since 1986; Chairman
                                                       of the Board of Directors of PhotoMedex,
                                                       Inc.

NAME OF DIRECTOR        DIRECTOR    YEAR TERM             PRINCIPAL OCCUPATIONS DURING PAST FIVE
CLASS III                SINCE     WILL EXPIRE   AGE         YEARS AND CERTAIN DIRECTORSHIPS
----------------        --------   -----------   ---      --------------------------------------
Jay L. Federman,          1996        2005       65    Chief of the Division of Ophthalmology at
  M.D.................                                 the Medical College of Pennsylvania and
                                                       Drexel University School of Medicine and
                                                       Co-Director of the Retina Service at Wills
                                                       Eye Hospital in Philadelphia, Chairman of
                                                       the Board of Directors, of Escalon Medical
                                                       Corp. from February 1996 to March 1997.

NAME OF DIRECTOR        DIRECTOR    YEAR TERM             PRINCIPAL OCCUPATIONS DURING PAST FIVE
CLASS I                  SINCE     WILL EXPIRE   AGE         YEARS AND CERTAIN DIRECTORSHIPS
----------------        --------   -----------   ---      --------------------------------------
William L.G. Kwan.....    1999        2006       63    Retired; Vice President of Business
                                                       Development of Alcon Laboratories, Inc. a
                                                       medical products company, from October 1996
                                                       to 1999, and Vice President of International
                                                       Surgical Instruments from November 1989 to
                                                       October 1999
Anthony J. Coppola....    2000        2006       66    Principal and operator of The Historic Town
                                                       of Smithville, Inc., a real estate and
                                                       commercial property company from 1988 to
                                                       present; Retired Division President of SKF
                                                       Industries, a manufacturing company, from
                                                       1963 to 1986

                              CORPORATE GOVERNANCE

     The SEC and Nasdaq have adopted new regulations and listing requirements that relate to our corporate governance. Our Board of Directors has adopted new standards and practices in order to comply with those regulations that apply to us. The Company has adopted a Code of Ethics, which can be accessed on the Company's web site at www.escalonmed.com. Our independent directors will meet at regularly scheduled meetings at which only independent directors are present.

OUR BOARD OF DIRECTORS AND ITS COMMITTEES

     Our Board of Directors met seven times in 2004. Our Board of Directors has an Executive Committee, an Audit Committee, a Governance and Nominating Committee and a Compensation Committee.

  AUDIT COMMITTEE

     Our Audit Committee consists of Anthony J. Coppola, William L.G. Kwan and Lisa A. Napolitano. The Committee met four times in 2003. Each member of the Audit Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Consistent with the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), the Audit Committee has responsibility for:

     - the selection of our independent public accountants;

     - reviewing the scope and results of the audit;

     - reviewing related-party transactions; and

     - reviewing the adequacy of our accounting, financial, internal and operating controls.

     Our Audit Committee operates pursuant to a written charter, the full text of which is included as Appendix A to this proxy statement.

  GOVERNANCE AND NOMINATING COMMITTEE

     Our Governance and Nominating Committee consists of Anthony J. Coppola, Lisa A. Napolitano and Jay L. Federman, M.D. Each member of the Governance and Nominating Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Governance and Nominating Committee has responsibility for:

     - developing and recommending to the Board corporate governance guidelines, establishing procedures to ensure effective functioning of the board;

     - reviewing of director compensation;

     - identifying of individuals believed to be qualified to become members of our Board of Directors and to recommend to our Board of Directors nominees to stand for election as directors; and

     - identifying of members of our Board of Directors qualified to serve on the various committees of our Board of Directors.

     Our Governance and Nominating Committee operates pursuant to a written charter, the full text of which is included as Appendix B to this proxy statement.

  COMPENSATION COMMITTEE

     Our Compensation Committee consists of Anthony J. Coppola and Jay L. Federman, M.D. and the Committee met two times in 2004. Each member of the Compensation Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Compensation Committee has responsibility for:

     - the annual review and determination of the compensation of our executive officers;

     - providing annual compensation recommendations to our Board of Directors for all of our officers;

     - determining the employees who participate in our equity incentive plans and the provision of recommendations to our Board of Directors as to individual stock option grants and other awards; and

     - the general oversight of our employee benefit plans.

     Our Compensation Committee operates pursuant to a written charter, the full text of which is included as Appendix C to this proxy statement.

DIRECTOR -- SHAREHOLDER COMMUNICATIONS

     Our shareholders may communicate with our Board of Directors through our Secretary. Shareholders who wish to communicate with any of our directors may do so by sending their communication in writing addressed to a particular director, or in the alternative, to "Non-management Directors" as a group, in care of our Secretary at our headquarters, 575 East Swedesford Road, Suite 100, Wayne, PA 19087. All such communications that are received by our Secretary will be promptly forwarded to the addressee or addressees set forth in the communication.

     We actively encourage our directors to attend our annual meetings of shareholders because we believe director attendance at our annual meetings provides our shareholders with an opportunity to communicate with the members of our Board of Directors. All of our directors, with the exception of Mr. Kwan, attended our annual meeting of shareholders in 2003 and intend to be in attendance at the 2004 annual meeting.

                           COMPENSATION OF DIRECTORS

     None of the Company's directors were paid any directors fees by the Company during the fiscal year ended June 30, 2004. On August 17, 2004, each non-employee director was issued stock options to purchase 10,000 shares of the Company's common stock. The exercise price for each of these options was $6.185 per share. Each option expires ten years after the date of grant and is exercisable in full on the grant date. In addition, directors are reimbursed for expenses incurred in connection with attending meetings.

                       EXECUTIVE OFFICERS OF THE COMPANY

NAME                                    AGE                  POSITION
----                                    ---                  --------
Richard J. DePiano....................  63    Chairman and Chief Executive Officer
Harry M. Rimmer.......................  57    Senior Vice President, Finance,
                                              Secretary and Treasurer

     Mr. DePiano has been a director of the Company since February 1996 and has served as Chairman and Chief Executive Officer of the Company since March 1997. Mr. DePiano has been the Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986. Mr. DePiano also serves Chairman of the Board of Directors of PhotoMedex, Inc.

     Mr. Rimmer was appointed Vice President, Corporate Development of the Company in March 2000. In August 2000 his role was expanded to include Vice President, Finance and Secretary. In August 2001 he became Senior Vice President, Finance, Secretary and Treasurer. From 1996 until 1999 Mr. Rimmer served as the Finance Director for Irving Tissue, Inc., a manufacturing and marketing company based in Philadelphia. In 1995 Mr. Rimmer was the Finance Officer for a division of Scott Paper, and for the first eight months of 1996 Mr. Rimmer was employed by the Kimberly Clark organization in connection with the divestiture of a business unit.

                             EXECUTIVE COMPENSATION

     The following table shows the compensation paid during each of the three fiscal years ended June 30, 2004 for services rendered in all capacities to our Chief Executive Officer and our other most highly compensated executive officer whose compensation exceeded $100,000 in the fiscal year ended June 30, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                      COMPENSATION AWARDS
                                                                   -------------------------
                                         ANNUAL COMPENSATION                      SECURITIES
                                      --------------------------   OTHER ANNUAL   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR    SALARY     BONUS     COMPENSATION    OPTIONS     COMPENSATION(1)
---------------------------           ----   --------   --------   ------------   ----------   ---------------
Richard J. DePiano..................  2004   $261,375   $200,000      $  --         25,000       $33,148.00
  Chairman and Chief                  2003   $256,250   $169,000      $  --         50,000       $19,600.00
  Executive Officer                   2002   $250,000   $ 93,000      $  --         50,000       $36,324.00
Harry M. Rimmer.....................  2004   $125,460   $ 75,000      $  --         20,000       $ 7,200.00
  Senior Vice President               2003   $123,000   $ 50,000      $  --         25,000       $ 3,600.00
  Finance, Secretary and              2002   $120,000   $ 15,000      $  --         25,000       $     0.00
  Treasurer

---------------

(1) Includes payment by the Company of (i) in the case of Mr. DePiano, (a) an automobile allowance and (b) insurance premiums paid for life insurance; and
    (ii) in the case of Mr. Rimmer, an automobile allowance.

     During 2004, we granted the following stock options to the persons named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                          INDIVIDUAL GRANTS
                                          --------------------------------------------------
                                                       % OF TOTAL
                                          NUMBER OF     OPTIONS
                                          SECURITIES   GRANTED TO
                                          UNDERLYING   EMPLOYEES     EXERCISE
                                           OPTIONS     IN FISCAL       PRICE      EXPIRATION
NAME                                       GRANTED        YEAR      (PER SHARE)      DATE
----                                      ----------   ----------   -----------   ----------
Richard J. DePiano......................    25,000       21.99%        $6.94      11/11/2013
Harry M. Rimmer.........................    20,000       17.59%        $6.94      11/11/2013

---------------

(1) These options were granted under the Company's 1999 Equity Incentive Plan and have a term of ten years, subject to earlier termination in certain events. See "Employment Agreement." The options of Mr. Rimmer vest monthly over a five-year period. The options of Mr. DePiano vest monthly over a two-year period.

     The following table shows information with respect to options exercised during the year ended June 30, 2004 and held on June 30, 2004 by the persons named in the Summary Compensation Table and the status of their options at June 30, 2004.

  OPTIONS EXERCISED IN THE LAST FISCAL YEAR AND VALUES AT FISCAL YEAR END 2004

                                                                                   VALUE OF UNEXERCISED
                                                     NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                         SHARES                    OPTIONS AT JUNE 30, 2004          AT JUNE 30, 2004
                       ACQUIRED ON     VALUE      ---------------------------   ---------------------------
NAME                    EXERCISE      REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   -----------   ----------   -----------   -------------   -----------   -------------
Richard J. DePiano...    235,603     $2,593,919     262,522        21,875       $1,897,526      $ 83,031
Harry M. Rimmer......     32,000     $  299,750      42,583        60,417       $  258,103      $364,855

     No awards were made to any named executive officer during such fiscal year under any long-term incentive plan. The Company does not sponsor any defined benefit or actuarial plans at this time.

EMPLOYMENT AGREEMENT

     On May 12, 1998, the Company entered into an employment agreement with Richard J. DePiano as the Chairman and Chief Executive Officer of the Company. The initial term of the employment agreement commenced on May 12, 1998 and continued through June 30, 2001. The employment agreement renews on July 1 of each year for successive terms of three years unless either party notifies the other party at least 30 days prior to such date of the notifying party's determination not to renew the agreement. The current base salary provided under the agreement, as adjusted for yearly cost of living adjustments, is $261,375 per year, and the agreement provides for additional incentive compensation in the form of a cash bonus to be paid by the Company to Mr. DePiano at the discretion of the Board of Directors. The agreement also provides for health and long-term disability insurance and other fringe benefits as well as an automobile allowance of $800 per month.

                            AUDIT AND NON-AUDIT FEES

     Our Audit Committee approves the fees and other significant compensation to be paid to our independent public accountants for the purpose of preparing or issuing an audit report or related work. We provide appropriate funding, as determined by our Audit Committee, for payment of fees and other significant compensation to our independent public accountants. Our Audit Committee also preapproves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for us by our independent public accountants, subject to the de minimis exceptions for non-audit services described in the

Exchange Act. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent public auditors to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     Our Audit Committee reviewed and discussed with its independent public accountants, Parente Randolph, LLC ("Parente Randolph"), the following fees for services rendered for the 2004 fiscal year and considered the compatibility of non-audit services with Parente Randolph's independence.

     Audit Fees. Parente Randolph, our independent public accountants, billed us $78,772 and $64,575 in total for the fiscal years ended June 30, 2004 and 2003, respectively, in connection with (i) the audit of our annual consolidated financial statements for the fiscal years ended June 30, 2004 and 2003, and (ii) the reviews of our consolidated financial statements included in our Form 10-Q quarterly reports.

     Audit-Related Fees. We did not pay any audit-related fees to Parente Randolph during 2004 or 2003.

     Tax Fees. The aggregate fees billed by Parente Randolph for tax services were $5,000 and $10,750 during the fiscal years ended June 30, 2004 and 2003.

     All Other Fees. The total fees billed by Parente Randolph for all other services were $6,000 during the fiscal year ended June 30, 2004 for services relating to our Form S-3 during the fiscal year. No fees were billed by Parente Randolph for all other services for the fiscal year ended June 30, 2003.

REPORT OF THE AUDIT COMMITTEE

     The following report of our Audit Committee shall not be deemed proxy solicitation material, and shall not be deemed filed with the SEC or incorporated by reference into any of our filings under the Exchange Act or the Securities Act of 1933.

     The Audit Committee of our Board of Directors was established in accordance with Section 3(a)(58)(A) of the Exchange Act and reviews the financial reporting process, including the overview of our financial reports and other financial information we provide to governmental or regulatory bodies, the public and others who rely thereon, our systems of internal accounting and financial controls, the selection, evaluation and retention of our independent public accountants and the annual independent audit of our financial statements. Each of our Audit Committee members satisfies the independence requirements of Exchange Act Rule 10A-3 and Nasdaq Rule 4200(a)(15) and complies with the financial literacy requirements thereof. Our Board of Directors has determined that all members of Audit Committee, Anthony J. Coppola, Lisa A. Napolitano and William L. G. Kwan, satisfy the financial expertise requirements and have the requisite experience as defined by the SEC's rules. Our Board of Directors adopted a written charter for our Audit Committee on May 9, 2000 and amended such charter on July 8, 2004 to comply with new Nasdaq rules. The full text of the Audit Committee Charter as currently in effect is included as Appendix A to this proxy statement. Our Audit Committee reviews and reassesses the adequacy of the charter on an annual basis.

     Our Audit Committee has reviewed our audited consolidated financial statements and discussed those statements with management. Our Audit Committee has also discussed with Parente Randolph our independent public accountants during 2004, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

     Our Audit Committee received from Parente Randolph and reviewed the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Parente Randolph matters relating to its independence. Our Audit Committee also considered the compatibility of the provision of non-audit services by Parente Randolph with the maintenance of Parente Randolph's independence.

     Our Audit Committee has determined that the provision of the non-audit services to us by Parente Randolph is compatible with maintaining Parente Randolph's independence.

     On the basis of these reviews and discussions, our Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and be filed with the SEC.

                                          Submitted by:
                                          Audit Committee
                                          Anthony J. Coppola
                                          William L.G. Kwan
                                          Lisa A. Napolitano

October 22, 2004

                 ITEM 2 - ADOPTION OF THE ESCALON MEDICAL CORP.
                           2004 EQUITY INCENTIVE PLAN

INTRODUCTION

     The Board has adopted the 2004 Plan and is recommending that shareholders approve the 2004 Plan at the annual meeting. The 2004 Plan is integral to the Company's compensation strategies and programs. The purpose of the 2004 Plan is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its subsidiaries may be given an opportunity to acquire shares of the Company's common stock. The Company intends that the 2004 Plan will promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its subsidiaries to secure and retain services of highly qualified persons and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

     The 2004 Plan will permit stock option grants, stock grants, restricted stock grants, restricted stock unit grants, stock appreciation rights grants ("SARs") and cash awards. Shareholder approval of the 2004 Plan will permit the performance-based awards discussed below to qualify for deductibility under
Section 162(m) of the Internal Revenue Code (the "Code").

     Awards and grants under the 2004 Plan are referred to as "Awards." Those eligible for Awards under the 2004 Plan are referred to as "Participants." Participants include employees, directors and consultants of the Company and its subsidiaries.

     As of September 30, 2004, 93,979 shares were available for new grants under the Company's existing stock incentive plans, and there were 772,056 shares subject to outstanding stock option grants under these plans. While the existing stock incentive plans will remain in place, the Board does not believe that they provide sufficient shares for future awards.

     A summary of the principal features of the 2004 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2004 Plan that was filed electronically with this proxy statement with the SEC. Such text is not included in the printed version of this proxy statement. A copy of the 2004 Plan is available from the Company's Secretary at Escalon Medical Corp., 575 East Swedesford Road, Suite 100, Wayne, Pennsylvania 19087; telephone (610) 688-6830.

SHARES AVAILABLE FOR ISSUANCE

     The aggregate number of shares of common stock that may be issued under the 2004 Plan will not exceed 550,000 shares (subject to the adjustment provisions discussed below). The 550,000 new shares represent approximately 9.3% of the currently outstanding shares of common stock.

ADMINISTRATION AND ELIGIBILITY

     The 2004 Plan will be administered by a Committee of the Board (the "Committee") consisting of two or more directors, each of whom will satisfy the requirements established for administrators acting under plans intended to qualify for exemption under Rule 16b-3 under the Exchange Act, for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Code and with any applicable requirements established by Nasdaq. The Committee will approve the aggregate Awards and the individual Awards for Participants. The 2004 Plan provides for indemnification of Committee and Board Members with respect to the administration of the 2004 Plan.

     No Participant may receive in any calendar year Awards relating to more than 125,000 shares of the Company's common stock.

AWARDS

  STOCK OPTIONS

  Grants of Stock Options

     The Committee is authorized to grant stock options to Participants ("Optionees"), which may be either incentive stock options ("ISOs") or nonqualified stock options ("NSOs"). NSOs and ISOs are collectively referred to as "Stock Options." The exercise price of any ISO must be equal to or greater than 100% of the fair market value of the shares on the date of the grant. In the case of ISOs granted to an Optionee who owns more than 10% of the voting power of all classes of stock of the Company, the exercise price must not be less than 110% of the fair market value of the common stock on the date of grant. The exercise price of any NSO must be equal to or greater than 85% of the fair market value of the shares on the date of the grant. The aggregate fair market value of common stock with respect to which ISOs are first exercisable by any employee during any calendar year under all plans of the Company and its subsidiaries may not exceed $100,000. The term of a Stock Option cannot exceed ten years, and the term of an ISO granted to an Optionee who owns more than 10% of the voting power of all classes of stock of the Company cannot exceed five years. ISOs may not be granted more than ten years after the date that the 2004 Plan was adopted by the Board. The maximum number of shares that may be subject to ISO's is 550,000 shares.

     For purposes of the 2004 Plan, fair market value shall be determined in such manner as the Committee may deem equitable, within the requirements of any applicable law or regulation. Generally, fair market value means the closing price on the last trading day preceding the day of the transaction, as reported on Nasdaq.

  Exercisability and Termination

     At the time of grant, the Committee in its sole discretion will determine when Stock Options are exercisable and when they expire. The Committee has the power to permit the exercise of unvested Stock Options, or portions thereof, for the purchase of shares of restricted stock subject to a repurchase right in favor of the Company and to accelerate previously established exercise terms, in each case upon such circumstances and subject to such terms and conditions as the Committee determines.

  Payment of Stock Option Exercise Price

     Payment for shares purchased upon exercise of a Stock Option must be made in full at the time of purchase. Payment may be made in cash, or, in the discretion of the Committee, by the transfer to the Company of shares owned by the Participant (held at least six months if the Company is accounting for Stock Options using APB Opinion 25 or purchased on the open market) having a fair market value on the date of transfer equal to the option exercise price or in such other manner as may be authorized by the Committee.

  SARS

     The Committee has the authority to grant SARs to Participants and to determine the number of shares subject to each SAR, the term of the SAR, the time or times at which the SAR may be exercised, and all other terms and conditions of the SAR. A SAR is a right, denominated in shares, to receive, upon exercise of the right, in whole or in part, without payment to the Company an amount, payable in shares, in cash or a combination thereof, that is equal to the excess of: (i) the fair market value of common stock on the date of exercise of the right over (ii) the fair market value of common stock on the date of grant of the right multiplied by the number of shares for which the right is exercised. The Committee also may, in its discretion, substitute SARs that can be settled only in common stock for outstanding Stock Options at any time when the Company is subject to fair value accounting. The terms and conditions of any substitute SAR shall be substantially the same as those applicable to the Stock Option that it replaces and the term of the substitute SAR may not exceed the term of the Stock Option that it replaces.

  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     Restricted Stock consists of shares that transferred or sold by the Company to a Participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. Restricted Stock Units are the right to receive shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which may include substantial risk of forfeiture and restrictions on their sale or other transfer by the Participant. The Committee determines the eligible Participants to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

  PERFORMANCE GOALS

     Awards under the 2004 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to: cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the common stock; return on net assets, equity, or shareholders' equity; market share; or total return to shareholders ("Performance Criteria").

     Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may be adjusted to include or exclude special items as identified in the Company's quarterly or annual earnings releases.

AMENDMENT OF THE 2004 PLAN

     The Board or the Committee has the right and power to amend the 2004 Plan; provided, however, neither the Board nor the Committee may amend the 2004 Plan in a manner that would impair or adversely affect the rights of the holder of an Award without the holder's consent. No material amendment of the Plan shall be made without shareholder approval.

TERMINATION OF THE 2004 PLAN

     The Board may terminate the 2004 Plan at any time. Termination will not in any manner impair or adversely affect any Award outstanding at the time of termination.

COMMITTEE'S RIGHT TO MODIFY AWARDS

     The Committee may grant Awards on terms and conditions different than those specified in the 2004 Plan to comply with the laws and regulations of any foreign jurisdiction, or to make the Awards more effective under such laws and regulations.

     The Committee may permit or require a Participant to have amounts or shares of common stock that otherwise would be paid or delivered to the Participant as a result of the exercise or settlement of an award under the 2004 Plan credited to a deferred compensation or stock unit account established for the Participant by the Committee on the Company's books of account.

     Neither the Board nor the Committee may cancel any outstanding Stock Option for the purpose of reissuing the option to the Participant at a lower exercise price, or to reduce the option price of an outstanding option.

ACCELERATION OF VESTING OR LAPSING OF RESTRICTIONS

     The Committee will have the discretion at the time of grant of an Award or at any time, under such circumstances and upon such terms and conditions as shall be established by the Committee, to authorize the acceleration of the vesting or exercisability of an Award, or that all or part of the restrictions to which an Award is subject shall lapse, or that an Award shall be paid out or delivered on an accelerated basis.

ADJUSTMENTS

     If there is any change in the common stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares available for Awards, the maximum number of shares that may be subject to an Award in any calendar year and the number of shares subject to outstanding Awards, and the price of each of the foregoing, as applicable, will be equitably adjusted by the Committee in its discretion.

     In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing a Stock Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that a Stock Option holder shall have the right to exercise the Stock Option as to all of the shares of common stock covered by the Stock Option, including shares as to which the Stock Option would not otherwise be exercisable, or (iii) declaring that a Stock Option shall terminate at a date fixed by the Committee provided that the Stock Option holder is given notice and opportunity to exercise the then exercisable portion of the Stock Option prior to such date.

SUBSTITUTION AND ASSUMPTION OF AWARDS

     Without affecting the number of shares reserved or available under the 2004 Plan, either the Board or the Committee may authorize the issuance of Awards in connection with the assumption of, or substitution for, outstanding benefits previously granted to individuals who become employees of the Company or any subsidiary as the result of any merger, consolidation, acquisition of property or stock, or reorganization, upon such terms and conditions as it deems appropriate.

REUSAGE

     If a Stock Option granted under the 2004 Plan expires or is terminated, surrendered or canceled without having been fully exercised or if Restricted Stock, Restricted Stock Units or SARs granted under the 2004 Plan are forfeited or terminated without the issuance of all of the shares subject thereto, the shares covered by such Awards will again be available for use under the 2004 Plan. Shares covered by an Award granted under the 2004 Plan would not be counted as used unless and until they are actually issued and delivered to a Participant. Any shares of common stock covered by a SAR shall be counted as used only to the extent shares are actually issued to the Participant upon exercise of the SAR. Shares covered by an Award granted under the 2004 Plan that is settled in cash will not be counted as used.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences as they relate to Awards are as follows:

  ISOS

     An Optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the Optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an Optionee dies.

     The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

     If an Optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the Optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Optionee has held the ISO shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the Optionee recognizes as a result of the disposition.

  NSOS

     An Optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of such a Stock Option, the Optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the Optionee recognizes upon the exercise of the Stock Option.

  RESTRICTED STOCK

     A Participant who receives an award of Restricted Stock does not generally recognize taxable income at the time of the award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable; or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

     A Participant may elect in writing under Section 83(b) of the Code to recognize income at the time he or she receives Restricted Stock in an amount equal to the fair market value of the Restricted Stock (less any cash paid for the shares) on the date of the award. Any such election must be made by the Participant within 30 days after the award date.

     The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the Participant had filed a timely election to accelerate recognition of income).

  RESTRICTED STOCK UNITS

     A Participant who receives an Award of a Restricted Stock Unit will generally recognize ordinary income in an amount equal to the fair market value of any shares received on the date of delivery of the shares. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income that the Participant has recognized.

  OTHER AWARDS

     In the case of an exercise of a SAR or an Award of Restricted Stock Units or common stock or cash, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized.

MILLION DOLLAR DEDUCTION LIMIT

     The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company's chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company's proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that Awards in the form of Stock Options, SARs, performance-based Restricted Stock and Restricted Stock Units constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

MISCELLANEOUS

     A new benefits table is not provided because no grants have been made under the 2004 Plan and all Awards are discretionary. On October 22, 2003, the closing price of the common stock was $9.60.

APPROVAL BY SHAREHOLDERS

     In order to be approved, the 2004 Plan must be approved by the holders of shares representing a majority of votes cast on the proposal at the Annual Meeting.

RECOMMENDATION OF THE BOARD

     The Board of Directors recommends a vote FOR the adoption of the 2004 Plan. Unless otherwise indicated on the proxy, the shares will be voted FOR the adoption of the 2004 Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes the Company's equity compensation plan information as of June 30, 2004. The table does not include information about the proposed 2004 Plan that is being submitted for shareholders approval at the Annual Meeting. No grants have been made under the 2004 Plan.

                                                               WEIGHTED-
                                                            AVERAGE EXERCISE
                                     NUMBER OF SECURITIES       PRICE OF       NUMBER OF SECURITIES
                                      TO BE ISSUED UPON       OUTSTANDING      REMAINING AVAILABLE
                                         EXERCISE OF            OPTIONS,       FOR FUTURE ISSUANCE
                                     OUTSTANDING OPTIONS      WARRANTS AND         UNDER EQUITY
                                     WARRANTS AND RIGHTS         RIGHTS         COMPENSATION PLANS
                                     --------------------   ----------------   --------------------
Equity Compensation Plans Approved
  by Security Holders..............        618,706               $3.40               247,329
Equity Compensation Plans Not
  Approved by Security Holders.....             --                  --                    --

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in our proxy statement for our 2005 annual meeting of shareholders must deliver such proposal in writing to our Secretary at our principal executive offices at 575 East Swedesford Road, Suite 100, Wayne, PA 19087 no later than June 28, 2005.

     Pursuant to Section 2.3 of our Bylaws, if a shareholder wishes to present at our 2005 annual meeting of shareholders (i) a proposal relating to nominations for and election of directors for consideration by the Governance and Nominating Committee of our Board of Directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the shareholder must comply with the provisions relating to shareholder proposals set forth in our Bylaws, which are summarized below. Written notice of any such proposal containing the information required under our Bylaws, as described herein, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the Governance and Nominating Committee to the attention of our Secretary, for nomination proposals only, or to the attention of our Secretary for all other matters, at our principal executive offices at 575 East Swedesford Road, Suite 100, Wayne, PA 19087 during the period commencing on June 28, 2005 and ending on July 28, 2005.

     A written proposal of nomination for a director must set forth:

     - the name and address of the shareholder who intends to make the nomination (the "Nominating Shareholder");

     - the name, age, business address and, if known, residence address of each person so proposed;

     - the principal occupation or employment of each person so proposed for the past five years;

     - the number of shares of our capital stock beneficially owned within the meaning of SEC Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock;

     - a description of any arrangement or understanding between each person so proposed and the Nominating Shareholder with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person as a director;

     - the written consent of each person so proposed to serve as a director if nominated and elected as a director; and

     - such other information regarding each such person as would be required under the proxy rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed.

     Only candidates nominated by shareholders for election as a member of our Board of Directors in accordance with our Bylaw provisions as summarized herein will be eligible for consideration by the Governance and Nominating Committee to be nominated for election as a member of our Board of Directors at our 2005 annual meeting of shareholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at our 2005 annual meeting of shareholders.

     A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders. Only shareholder proposals submitted in accordance with the Bylaw provisions summarized above will be eligible for presentation at our 2005 annual meeting of shareholders, and any matter not submitted to our Board of Directors in accordance with such provisions will not be considered or acted upon at our 2005 annual meeting of shareholders.

                                 OTHER MATTERS

     Our Board of Directors does not know of any matters to be presented for consideration at our annual meeting other than the matters described in the notice of annual meeting, but if any matters are properly presented, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                                   APPENDIX A

                             ESCALON MEDICAL CORP.

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The primary purposes of the Audit Committee of the Board of Directors (the "Board") of Escalon Medical Corp. (the "Company") shall be to oversee the Company's accounting and financial reporting processes, including the overview of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public and others who rely thereon; the Company's systems of internal accounting and financial controls; the selection, evaluation and retention of the Company's independent auditors; the qualifications and independence of the Company's independent auditors; the annual independent audit of the Company's financial statements under generally accepted accounting principles; and compliance by the Company with legal and regulatory requirements.

     The Committee shall review the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board.

MEMBERSHIP

     The Committee shall be comprised of not fewer than three members of the Board, and the Committee's composition shall satisfy the requirements of the Audit Committee Rules of the Nasdaq Stock Market, the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Accordingly, all of the members of the Committee shall be directors:

     - who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

     - who do not accept directly or indirectly any consulting, advisory or other compensatory fees from the Company or any subsidiary of the Company, other than in the member's capacity as a member of the Board or any Board committee of the Company or the affiliates of the Company;

     - who are not "affiliated persons" of the Company or any subsidiary of the Company, as defined by the Commission; and

     - who are financially literate.

In addition, at least one member of the Committee shall be an "audit committee financial expert," as defined by the Commission. The members of the Committee shall be appointed by the Board, and Committee members may be replaced by the Board.

ROLE OF THE COMMITTEE

     The Committee's role is one of oversight, and the Board recognizes that the Company's management is responsible for the preparation and publication of the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. In addition, the Board recognizes that the Company's financial management personnel, as well as the independent auditors, because of the nature of their relationship with the Company, are in a position to devote more time and acquire greater knowledge and more detailed information regarding the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee shall not be deemed to provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside counsel, auditors or other experts to advise the Committee, all at the expense of the Company. The

Committee shall have the authority to engage, and determine funding for, independent counsel and other advisors to the Committee.

PRIMARY RESPONSIBILITIES

     - The Committee shall be directly responsible for the appointment, determination of funding for, compensation, retention and oversight of the work of the Company's independent auditors for purposes of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the auditors regarding financial reporting.

     - The Committee shall approve, in advance, all auditing services and all non-audit services, including the fees and terms thereof, to be performed by the independent auditors that are permitted under Section 10A of the Exchange Act and the rules and regulations of the Commission thereunder, subject to the de minimis exceptions under such rules for permissible non-audit services that are nonetheless approved by the Committee prior to the completion of the audit. The Committee may form, and delegate authority to, subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant preapprovals of audit and permissible non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Committee at its next ensuing meeting.

     - The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for ensuring that complaints are treated confidentially and anonymously.

     - The Committee shall be responsible for reviewing reports and disclosures of all related-party transactions. A "related-party transaction" is a transaction that is required to be reported by the Company under Item 404 of Regulation S-K of the Commission. All related-party transactions are subject to the approval of the Committee.

     - The following functions shall be performed on an ongoing basis by the Committee in carrying out its oversight function. These functions are set forth as a guide, with the understanding that the Committee shall have the discretion to conduct activities in addition to those listed herein as it deems appropriate given the circumstances.

      - The Committee shall review and discuss with management and the independent auditors the audited financial statements and disclosures made in management's discussion and analysis to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) and shall review and consider with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

      - The Committee shall recommend to the Board whether the annual audited financial statements should be included in the Company's Form 10-K.

      - The Committee shall review on a quarterly basis with the independent auditors any matters required to be discussed by SAS No. 61.

      - The Committee shall review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the Company's filing of its Form 10-Q, including the results of the review by the independent auditors of the quarterly financial statements.

      - The Committee shall discuss with management and the independent auditors the quality and adequacy of the Company's internal controls.

      - The Committee shall discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made.

      - The Committee shall discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

      - The Committee shall discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      - The Committee shall:

        - request from the independent auditors annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1 and the rules and regulations of the Commission.

        - discuss with the independent auditors any such disclosed relationship and the impact thereof on the independent auditors' independence.

        - take appropriate action to oversee the independence of the independent auditors.

As adopted by the Board of Directors as of July 8, 2004.

                                   APPENDIX B

                             ESCALON MEDICAL CORP.

                      GOVERNANCE AND NOMINATING COMMITTEE

     The purpose of the Governance and Nominating Committee (the "Committee") shall be to assist the board in identifying qualified individuals to become board members, in determining the composition of the board of directors and its committees and in reviewing and implementing the Company's corporate governance guidelines.

     The Committee shall be comprised of at least two independent members of the Company's board of directors, all of whom, in the judgment of the board, shall be independent in accordance with Rule 4200(a) (15) of the listed standards of the Nasdaq Stock Market, Inc.

     In furtherance of this purpose, the Committee shall have the following authority and responsibilities:

          1. To lead the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for shareholder approval at the annual meeting. The Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

          2. To review the board of directors' committee structure and to recommend to the board for its approval directors to serve as members of each committee. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

          3. To develop and recommend to the board of directors for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend change as necessary.

          4. To review on an annual basis director compensation and benefits.

     The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

     The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

     The Committee shall report its actions and recommendations to the board after each Committee meeting. The Committee shall review at least annually the adequacy of this charter and recommend any proposed change to the board for approval.

                                             Adopted by the Board on: August 17,
                                                                            2004

                                   APPENDIX C

                             ESCALON MEDICAL CORP.

                         COMPENSATION COMMITTEE CHARTER

PURPOSE

     The Compensation Committee (the "Committee") shall be responsible for reviewing and making decisions under a delegation of authority from the Board of Directors with respect to salaries, bonuses, stock options and other benefits for executive officers of Escalon Medical Corp. (the "Company"). In performing this function, it shall be the objective of the Committee to: (i) encourage the achievement of the Company's long-range objectives by providing compensation which directly relates to the performance of the individual and the achievement of internal strategic objectives; (ii) establish compensation policies and guidelines that will attract and retain qualified personnel through an overall level of compensation opportunity that is competitive within the Company's industry; and (iii) promote a direct relationship between compensation and the Company's performance by facilitating executive officer stock ownership through restricted stock and stock option awards.

COMPOSITION OF THE COMMITTEE

     All of the members of the Committee shall be independent directors, meeting the requirements of the Nasdaq Stock Market, Inc. and appointed by the Board of Directors on the recommendation of the Governance and Nominating Committee. At least two of the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended) and "outside directors" (within the meaning of Section 162(m) of the Internal Revenue code of 1986, as amended, and the regulations thereunder). The Chairman of the committee shall be designated by the Board of Directors. In the absence of the Chairman, the members of the Committee may designate a chairman by majority vote. The Board of Directors may at any time remove one or more directors as members of the Committee.

AUTHORITY AND RESPONSIBILITIES

     The Committee is authorized to fix the compensation of executive offices of the Company, including the Chief Executive Officer, and to administer the equity incentive plans of the Company as may from time to time be acquired or adopted. To that end, the Committee shall have and may exercise all the powers and authority of the Board of Directors to the extent permitted under Pennsylvania Corporation Law. The Chief Executive Officer shall not be present during the Committee's voting and deliberations on the compensation of the Chief Executive Officer.

     To the extent permitted by the Pennsylvania law, the Committee may delegate to one or more officers of the Company the power to (i) designate the employees of the Company or any of its subsidiaries who will receive grants of restricted shares or options to purchase from the Company shares of the Company's capital stock, and to (ii) determine the number of restricted shares or options to be received by them. Such delegation must be made by a resolution that specifies the total number of restricted shares or options that may be granted under the delegated authority, and no officer may be delegated the power to designate an executive officer as a recipient of restricted shares or options.

     The Committee may determine, from time to time, the advisability of retaining a compensation consultant to assist in the evaluation of Chief Executive Officer or other executive officer compensation. The Committee has the authority to retain, at Company expense, and terminate a compensation consultant, including sole authority to approve the consultant's fees and other retention terms.

     The Committee is responsible for making decisions with respect to the Company's executive compensation policies. In addition, pursuant to authority granted by the Board of Directors, the Committee shall review and approve corporate goals and objectives relevant to the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

The Committee Shall:

          1. Annually evaluate the performance of the Chief Executive Officer in light of the corporate goals and objectives approved and approve base salary and incentive bonus levels of the Chief Executive Officer of the Company;

          2. Annually review and approve base salary and incentive bonus levels of the other executive officers of the Company, by considering any recommendations to the Committee by the Company's Chief Executive Officer;

          3. Administer the Company's equity incentive plans as well as any other stock option, stock purchase, incentive or other benefit plans of the Company, fulfilling such duties and responsibilities as are set forth in such plans;

          4. Review and approve awards under the Company's equity incentive plans, as such are recommended to the Committee by the Company's Chief Executive Officer;

          5. Make regular reports to the Board of Directors concerning the activities of the Committee; and

COMMITTEE MEETINGS

     The Committee May establish its own schedule for meetings throughout the year and shall determine the number of meetings necessary and proper for the conduct of the committee's business.

                                          Adopted by the Board on August 17,
                                          2004

                              ESCALON MEDICAL CORP.

                           2004 EQUITY INCENTIVE PLAN

         1. PURPOSE. The purpose of the Escalon Medical Corp. 2004 Equity Incentive Plan (the "Plan") is to enhance the ability of Escalon Medical Corp. (the "Company") and its subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide compensation and additional incentives to such personnel and to promote the success of the Company.

         2.       ADMINISTRATION.

                  (a) COMPOSITION OF THE COMMITTEE. The Plan will be administered by a Committee (the "Committee") of the Company's Board of Directors (the "Board") consisting of two or more directors as the Board may designate from time to time, each of whom shall satisfy such requirements as:
(i) the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 or its successor under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) the Nasdaq Stock Market may establish pursuant to its rule-making authority; and (iii) the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended, or any amendment or substitute thereto or regulations thereunder (the "Code").

                  (b) AUTHORITY OF THE COMMITTEE. The Committee shall have full and final authority, in its sole discretion, to construe and interpret the Plan and any awards ("Awards") granted under the Plan, to establish and amend rules for Plan administration, to change the terms and conditions of Awards at or after grant, and to make all other determinations that it deems necessary or advisable for the administration of the Plan. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures that: (i) deal with satisfaction of a participant's tax withholding obligations pursuant to Section 15 hereof, and (ii) include arrangements that provide for the payment of some or all of exercise price of a stock option ("Stock Option"), by delivery of previously owned shares of the Company's common stock ("Common Stock") or other property and/or by withholding some of the shares of Common Stock being acquired upon exercise of a Stock Option. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its shareholders and in accordance with the purposes of the Plan. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, in writing signed by all the Committee members. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other participants granted under the Plan.

                  (c) AUTHORITY OF THE BOARD. Notwithstanding anything to the contrary set forth in the Plan, all authority granted hereunder to the Committee may be exercised at any time and from time to time by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all optionees and all participants under the Plan.

         3. PARTICIPANTS. Participants may consist of employees, non-employee directors and consultants of the Company and its subsidiaries, except that non-employee directors and consultants shall not be eligible to be awarded Incentive Stock Options, as defined in Section 6 of the Plan. Any corporation or other entity in which a 50% or greater interest is at the time directly or indirectly owned by the Company, and, in the case of an Incentive Stock Option grant, which otherwise satisfies the definition of "subsidiary" under Section 424(f) of the Code, shall be a subsidiary for purposes of the Plan. Designation of a participant in any year shall not require the Committee to designate that person to receive an Award in any other year or to receive the same type or amount of Award as granted to the participant in any other year or as granted to any other participant in any year. The Committee shall consider all factors that it deems relevant in selecting participants and in determining the type and amount of their respective Awards.

         4. SHARES AVAILABLE UNDER THE PLAN. Subject to Section 12 of the Plan, there is hereby reserved for issuance under the Plan an aggregate of 550,000 shares of Common Stock. If there is a lapse, expiration, termination or cancellation of any Stock Option issued under the Plan prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan and thereafter are reacquired by the Company, the shares subject to those Stock Options and the reacquired shares shall be added to the shares available for Awards under the Plan. Shares covered by an Award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a participant. Any shares covered by a Stock Appreciation Right ("SAR"), shall be counted as used only to the extent shares are actually issued to the participant upon exercise of the right. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. Notwithstanding anything to the contrary set forth in the Plan, the maximum number of shares of Common Stock for which awards may be granted to any participant in any calendar year under the Plan shall be 125,000 shares. The maximum number of shares of Common Stock that may be subject to Incentive Stock Options shall be 550,000 shares.

         5. TYPES OF AWARDS. Awards under the Plan shall consist of Stock Options, SARS, restricted stock ("Restricted Stock"), restricted stock units ("Restricted Stock Units") and other stock or cash awards, all as described below.

         6.       STOCK OPTIONS.

                  (a) TYPE OF STOCK OPTION. Stock Options may be granted to participants, at any time as determined by the Committee. The Committee shall determine the number of shares subject to each Stock Option and whether the Stock Option is intended to qualify as an incentive stock option ("Incentive Stock Option") within the meaning of Section 422 of the Code or not intended to so qualify ("Non-Qualified Stock Option").

                  (b) STOCK OPTION PRICE. The Stock Option price for each Incentive Stock Option shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock on the date the Stock Option is granted, and the Stock Option price for each Non-Qualified Stock Option shall be determined by the Committee but shall not be less than 85% of the fair market value of the Common Stock on the date the Stock Option is granted.

                  (c) EXERCISE TERM. Each Stock Option shall expire at such time as the Committee shall determine at the time of grant. Stock Options shall be exercisable at such time and subject to such terms and conditions as the Committee shall determine; provided, however, that no Stock Option shall be exercisable later than the tenth anniversary of its grant. Subject to the requirements set forth in the Plan, the Committee shall have the power to permit: (a) the exercise of unvested Stock Options, or portions thereof, for the purchase of shares of restricted Common Stock subject to a repurchase right in favor of the Company, with the repurchase price being equal to the lesser of (x) the original purchase price or (y) the fair market value of the shares on the date of repurchase, and/or to any other restrictions as the Committee deems to be appropriate, and (b) the acceleration of previously established exercise terms, in each case upon such circumstances and subject to such terms and conditions as the Committee shall determine.

                  (d) EXERCISE AND PAYMENT FOR SHARES. The Stock Option price, upon exercise of any Stock Option, shall be payable to the Company in full by (i) cash payment or its equivalent; (ii) in the discretion of the Committee, tendering previously acquired shares (held for at least six months if the Company is accounting for Stock Options using APB Opinion 25 or purchased on the open market) having a fair market value at the time of exercise equal to the Stock Option price; (iii) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the Stock Option shares to pay the exercise price and any withholding taxes due to the Company; and (iv) such other methods of payment as the Committee, at its discretion, deems appropriate. Subsequent to its grant, except with respect to adjustments under Section 12 of the Plan, no Stock Option shall be repriced, regranted or amended so as to effect a decrease in the exercise price of the Stock Option without the approval of the Company's shareholders.

                  (e) OPTION AGREEMENTS. Stock Options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. The Stock Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each agreement shall contain in substance terms and conditions not inconsistent with the Plan as the Committee, in its sole discretion, may determine.

                  (f) INCENTIVE STOCK OPTION PROVISIONS. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such Stock Option as a tax-favored Incentive Stock Option, including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have a Stock Option qualify as a tax-favored Incentive Stock Option within the meaning of Section 422 of the Code:

                           (i)      The aggregate fair market value (determined
as of the date the Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed $100,000.

                           (ii)     No Incentive Stock Options shall be granted
to any employee if, at the time the Stock Option is granted, the employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or its subsidiaries unless, at the time such Stock Option is granted, the Stock Option price is at least 110% of the fair market value of the stock subject to the Stock Option and, by its terms, the Stock Option is not exercisable after the expiration of five years from the date of grant.

                           (iii)    Except as otherwise provided in Section 6(g)
below, no Incentive Stock Option shall be exercisable more than three months (or one year, in the case of an employee who dies or becomes disabled within the meaning of Section 22(e)(3) of the Code ("Disabled" or "Disability")) after termination of employment.

                  (g) RIGHTS UPON TERMINATION OF SERVICE. In the event that an optionee ceases to be a consultant, director, officer or employee of the Company or any subsidiary, for any reason other than death, retirement, as hereinafter defined, or Disability, the optionee shall have the right to exercise the Stock Option during its term within a period of three months after such termination to the extent that the Stock Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions as may be specified by the Committee. In the event that an optionee dies, becomes Disabled or, in the case of any employee, retires prior to the expiration of his or her Stock Option and without having fully exercised the Stock Option, the optionee or the optionee's successor shall have the right to exercise the Stock Option during its term within a period of one year after termination of service due to death, Disability or, in the case of an employee, retirement, in each case only to the extent that the Stock Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions as may be specified by the Committee. As used in this Section 6, "retirement" means a termination of employment by reason of an optionee's retirement at or after the optionee's earliest permissible retirement date pursuant to and in accordance with regular retirement plan or personnel practices of the optionee's employer. Notwithstanding the provisions of Section 6(f)(iii) hereof, an Incentive Stock Option may be exercised more than three months after termination of employment due to retirement, as provided in this
Section 6(g), but in that event, the Stock Option shall lose its status as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option.

         7. STOCK APPRECIATION RIGHTS. SARs may be granted to participants at any time as determined by the Committee. A SAR may be granted in tandem with a Stock Option granted under the Plan or on a free-standing basis. The Committee also may, in its discretion, substitute SARs that can be settled only in stock for outstanding Stock Options, at any time when the Company is subject to fair value accounting. The grant price of a tandem or substitute SAR shall be equal to the exercise price of the related Stock Option. The grant price of a free standing SAR shall be equal to the fair market value of the Common Stock on the date of its grant. A SAR may be exercised upon such terms and conditions and for such term as the Committee in its sole discretion determines; provided, however, that the term shall not exceed the Stock Option term in the case of a tandem or substitute SAR or ten years in the case of a free standing SAR and the terms and conditions applicable to a substitute SAR shall be substantially the same as those applicable to the Stock Option which it replaces. Upon exercise of a SAR, the participant shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR by the number of shares with respect to which the SAR is exercised. The payment may be made in cash or stock, at the discretion of the Committee, except in the case of a substitute SAR which may be made only in stock.

         8.       RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

                  (a) RESTRICTIONS AND FORFEITURE OF AWARDS. Restricted Stock consists of shares of Common Stock that are transferred or sold by the Company to a participant, but are subject to substantial risk of forfeiture or resale to the Company and to restrictions on their sale or transfer by the participant. Restricted Stock Units consist of the right to receive shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions, which may include substantial risk of forfeiture and restrictions on sale or transfer by the participant. Restricted Stock and Restricted Stock Units may be awarded or sold to participants under such terms and conditions as shall be established by the Committee. Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, any of the following: (i) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (ii) a requirement that the holder forfeit (or in the case of shares or units sold to the participant resell to the Company at cost) such shares or units in the event of termination of employment during the period of restriction. All restrictions shall expire at such times as the Committee shall specify.

                  (b) ESCROW AND CERTIFICATE LEGEND. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing shares of Restricted Stock until all of the restrictions imposed under the restricted stock agreement with respect to the shares evidenced by such certificate lapse or shall have been terminated. Each certificate issued in respect of Restricted Stock awarded under the Plan shall bear a legend in substantially the following form, with such modifications as the Committee shall deem appropriate under the circumstances:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN AN AGREEMENT BETWEEN ESCALON MEDICAL CORP. AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

         9. OTHER STOCK OR CASH AWARDS. In addition to the incentives described in sections 5 through 8 above, the Committee may grant other incentives payable in cash or in Common Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

         10. PERFORMANCE GOALS. Awards may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Common Stock; return on net assets, equity or shareholders' equity;

market share; or total return to shareholders ("Performance Criteria"). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude other special items as determined by the Committee. In all other respects, Performance Criteria shall be calculated in accordance with the Company's financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company's annual report. However, the Committee may not in any event increase the amount of compensation payable to an officer who is a "covered employee" within the meaning of Section 162(m) of the Code upon the attainment of a performance goal.

         11. ACCELERATION OF VESTING AND LAPSE OF RESTRICTIONS. The Committee shall have the discretion at the time of grant of an Award or at any other time, under such circumstances and upon such terms and conditions as shall be established by the Committee, to authorize the acceleration of the vesting or exercisability of an Award, or that all or part of the restrictions to which an Award is subject shall lapse, or that an Award shall be paid out or delivered on an accelerated basis.

         12.      ADJUSTMENT PROVISIONS.

                  (a) CHANGES IN CAPITALIZATION. If the Company shall at any time change the number of issued shares of Common Stock by stock dividend, stock split, spin-off, split-off, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares reserved for issuance under the Plan, the maximum number of shares which may be made subject to an Award in any calendar year, and the number of shares covered by each outstanding Award and the price therefor, if any, shall be equitably adjusted by the Committee, in its sole discretion.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, all outstanding Stock Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its discretion in such instances, declare that any Stock Option shall terminate as of the date fixed by the Committee and give each Stock Option holder the right to exercise his or her Stock Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Stock Option would not otherwise be exercisable.

                  (c) SALE OR MERGER. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing a Stock Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation; (ii) providing that an optionee shall have the right to exercise the Stock Option as to all of the shares of Common Stock covered by the Stock Option, including shares as to which the Stock Option would not otherwise be exercisable; or (iii) declaring that a Stock Option shall terminate at a date fixed by the Committee provided that the optionee is given notice and opportunity to exercise the then exercisable portion of the Stock Option prior to such date.

         13. SUBSTITUTION AND ASSUMPTION OF BENEFITS. Subject to the restrictions contained in Section 4 regarding the number of shares reserved or available hereunder, the Board or the Committee may authorize the issuance of benefits under the Plan in connection with the assumption of, or substitution for, outstanding benefits previously granted to individuals who become employees of the Company or any subsidiary as a result of any merger, consolidation, acquisition of property or stock, or reorganization, upon such terms and conditions as the Committee may deem appropriate.

         14. NONTRANSFERABILITY. Each Award granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and each Stock Option and SAR shall be exercisable during the participant's lifetime only by the participant or, in the event of Disability, by the participant's personal representative. In the event of the death of a participant, exercise of any Award or payment with respect to any Award shall be made only by or to the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Award shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at its discretion, the Committee may permit the transfer of a Non-Qualified Stock Option by the participant, subject to such terms and conditions as may be established by the Committee.

         15. TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan, after giving the person entitled to receive such payment or delivery notice and the Company may defer making payment or delivery as to any Award, if any such tax is payable until indemnified to its satisfaction. At the sole discretion of the Committee, the Company may permit a participant to pay all or a portion of any required withholding taxes arising in connection with the exercise of a Stock Option or SAR or the receipt or vesting of shares or other Awards hereunder by electing to have the Company withhold shares of Common Stock, having a fair market value equal to the amount required to be withheld.

         16. AMENDMENT AND TERMINATION. The Board or the Committee may amend the Plan from time to time or terminate the Plan at any time. However, no such action shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant's consent. No material amendment of the Plan, including but not limited to the class of employees eligible to participate or the maximum number of shares that may be issued under Incentive Stock Options, shall be made without shareholder approval.

         17. FAIR MARKET VALUE. The fair market value of the Common Stock at any time shall be determined in such manner as the Committee may deem equitable, within the requirements of any applicable law or regulation.

         18.      OTHER PROVISIONS.

                  (a) OTHER TERMS AND CONDITIONS. The Award of any benefit under the Plan may also be subject to other terms and conditions (whether or not applicable to the benefit awarded to any other participant) as the Committee determines appropriate, including provisions intended to comply with federal or state securities laws and stock exchange or quotation system requirements, understandings or conditions as to the participant's employment, requirements or inducements for continued ownership of Common Stock after exercise or vesting of Awards, forfeiture of Awards in the event of termination of employment shortly after exercise or vesting, or breach of noncompetition or confidentiality agreements following termination of employment, or provisions permitting the deferral of the receipt of a benefit for such period and upon such terms as the Committee shall determine.

                  (b) NON-U.S. EMPLOYEES. In the event any Award under the Plan is granted to an employee who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individuals to comply with applicable law, regulation or accounting rules.

                  (c) DEFERRAL OF AWARDS. The Committee, in its sole discretion, may permit or require a participant to have amounts or shares of Common Stock that otherwise would be paid or delivered to the participant as a result of the exercise or settlement of an Award under the Plan credited to a deferred compensation or stock unit account established for the participant by the Committee on the Company's books of account.

                  (d) RIGHT TO TERMINATE SERVICES. Nothing contained in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the service of the Company or any subsidiary or affect any right that the Company or any subsidiary may have to terminate the services of any participant.

                  (e) COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued pursuant to an Award or exercise thereof unless the offer, purchase, issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which Common Stock of the Company may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (f) INVESTMENT REPRESENTATIONS. As a condition to the exercise of a Stock Option or SAR or the receipt of shares of Restricted Stock or any other Award, the Company may require the participant to represent and warrant that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares.

         19. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

         20. EFFECT ON OTHER PLANS. Participation in the Plan shall not affect a participant's eligibility to participate in any other benefit or incentive plan of the Company. Any Award under the Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

         21. DURATION OF THE PLAN. The Plan shall remain in effect until all restrictions applicable to Awards and all Stock Option and SAR grants have been satisfied by the issuance of shares or cash or terminated in accordance with the terms of the Awards, but no Incentive Stock Option shall be granted more than ten years after the date of adoption of the Plan by the Board; provided, however, that the terms and conditions applicable to any Stock Option granted on or before such date may thereafter be amended or modified by mutual agreement between the Company and the participant, or such other person as may then have an interest therein, subject to the prohibition on repricing set forth in Section 6.

         22. FORFEITURE FOR DISHONESTY. Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any participant, that the participant has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of the participant's employment or retention by the Company or any subsidiary that damaged the Company or any subsidiary or that the participant has disclosed trade secrets of the Company or any subsidiary, the participant shall forfeit all unexercised Stock Options and SARs, all Restricted Stock for which the restrictions have not yet expired and all unvested Awards of any kind held by the participant. The decision of the Committee in interpreting and applying the provisions of this Section 22 shall be final. No decision of the Committee, however, shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary in any manner.

         23. NO PROHIBITION ON CORPORATE ACTION. No provision of the Plan shall be construed to prevent the Company or any officer or director from taking any corporate action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Awards hereunder, and no participant or participant's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director as a result of the taking of such action.1.

         24. INDEMNIFICATION. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on the part of such person to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such person in connection with or arising out of, any action, suit or proceeding in which such person may be involved by reason of such person's being or having been a member of the Committee and the Board, whether or not such person continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board (i) in respect of matters as to which such person shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such member of the Committee or the Board; or
(ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board unless, within 60 days after institution of any such action, suit or proceeding, such member shall have offered the Company in writing the opportunity to handle and defend the matter at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.2.

         25. GOVERNING LAW. The Plan and any actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (without regard to applicable Pennsylvania principles of conflict of laws).

         26.      MISCELLANEOUS PROVISIONS.

                  (a) COMPLIANCE WITH PLAN PROVISIONS. No participant or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Award until a written Stock Option or Award agreement (as the case may be) shall have been executed by the Company and the participant and all the terms, conditions and provisions of the Plan and the Award applicable to such participant (and each person claiming under or through such participant) have been met.

                  (b) APPROVAL OF COUNSEL. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

                  (c) COMPLIANCE WITH RULE 16B-3. To the extent that Rule 16b-3 under the Exchange Act applies to the Plan or any Award under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

                  (d) EFFECT OF ACCEPTANCE OF AWARD. By accepting an Award under the Plan, each participant and each person claiming under or through a participant shall be conclusively deemed to have indicated such person's acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board and/or the Committee or its delegates.

                  (e) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any underwritten offering of securities of the Company under the Securities Act, a participant (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company received under the Plan during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the "Market Standoff Period"). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         27. SHAREHOLDER APPROVAL. The Company shall submit the Plan to the shareholders entitled to vote hereon for approval within twelve months after the date of adoption by the Board in order to meet the requirements of Section 422 of the Code, Section 162(m) of the Code and the Nasdaq Stock Market.

                              ESCALON MEDICAL CORP.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 1, 2004
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Richard J. DePiano and Harry M. Rimmer, or either of them acting alone in the absence of the other, the attorneys, agents and proxies of the undersigned, with full powers of substitution (the "Proxies"), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of Escalon Medical Corp. (the "Company") to be held at the offices of Duane Morris LLP, One Liberty Place, 1650 Market Street, Philadelphia, PA 19103-7396, on December 1, 2004 at 9:00 a.m. or any adjournment or continuation thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             ESCALON MEDICAL CORP.

                                DECEMBER 1, 2004

                Please date, sign and mail your proxy card in the
                     envelope provided as soon as possible.

     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
     "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
      ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. ELECTION OF CLASS II DIRECTORS :

[ ] FOR ALL NOMINEES

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

NOMINEES:
( ) Lisa A. Napolitano
( ) Jeffrey F. O'Donnell

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
[ ]

                                                     FOR     AGAINST     ABSTAIN
2. PROPOSAL TO APPROVE THE ESCALON MEDICAL CORP.     [ ]       [ ]         [ ]
   2004 EQUITY INCENTIVE PLAN.

3. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Annual Meeting and any adjournment, past, present or unlimited thereof.

IMPORTANT - PLEASE SIGN AND DATE BELOW AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This Proxy when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted "FOR" each nominee for Class II Director, and "FOR" the approval of the Escalon Medical Corp. 2004 Equity Incentive Plan. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and electing to vote in person.

Please mark here if you plan to attend the Annual Meeting [ ]

---------------------------------------------     ------------------------------
Signature of Stockholder                          Date:

---------------------------------------------     ------------------------------
Signature of Stockholder                          Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.